SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 5, 2009

Commission File Number 000-30803

Sunrise Solar Corporation

(Exact name of small business issuer as specified in its charter)

Nevada	88-0460457
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

11815 IH 10 West
Suite 110
San Antonio, Texas	78230
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (210) 881-0850

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01:	OTHER INFORMATION

On Wednesday June 10, 2009 the Company issued a press release related to an “Order of Suspension of Trading” from the Securities and Exchange Commission.  The press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

ITEM 9.01:	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

99.1	Press release dated June 10, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sunrise Solar Corporation By: /s/ Eddie D Austin, Jr. Eddie D Austin, Jr. Chairman of the Board Chief Executive Officer

Date:  June 10, 2009